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                   MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                   SUPPLEMENT DATED JANUARY 2, 1996 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 25, 1995

The following supersedes "Purchase of Shares -- Reduced Initial Sales Charges
- Class A and Class D Shares -- Employer Sponsored Retirement and Savings Plans" and "Redemption of Shares -- Deferred Sales Charges - Class B and Class C Shares -- Retirement Plans" in the Statement of Additional
Information:

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

Code #18186-1095


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